UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

RE/MAX Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update investors with certain additional information (the “Supplemental Information”) that is being provided to lenders under the Senior Secured Credit Facility (as defined below). Following the filing of this Form 8-K with the SEC, the Company is posting the Supplemental Information on its investor relations website. A copy of the Supplemental Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Supplemental Information is included as part of the regular reporting to the Administrative Agent with respect to the Second Amended and Restated Credit Agreement, dated as of July 21, 2021, among RE/MAX, LLC; RMCO, LLC; the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Senior Secured Credit Facility”). (RE/MAX, LLC and RMCO, LLC are subsidiaries of the Company.)

The Supplemental Information is being provided for the convenience of investors and in order to update information concerning the Senior Secured Credit Facility provided in the Company’s Current Report on Form 10-Q for the quarter ended September 30, 2023. In particular, this Form 8-K provides certain updated information as of September 30, 2023, in connection with the “Total Leverage Ratio” and “Consolidated EBITDA” for the trailing twelve months, in each case as defined in the Senior Secured Credit Facility.

The Company is filing this Form 8-K in order to make available to investors the Supplemental Information at the same time that such information concerning the financial metrics is provided to lenders under the Senior Secured Credit. The information filed herewith supplements and supersedes the Company’s previous disclosures related to the financial metrics as of September 30, 2023.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Supplemental disclosure regarding TLR calculation
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: November 6, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer